Exhibit 10.2
EXECUTION COPY
AMENDMENT #2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
and RESTATEMENT OF AMENDED FEE LETTERS
          THIS AMENDMENT #2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT AND RESTATEMENT OF AMENDED FEE LETTERS (this “Amendment”) is entered into by the undersigned parties as of August 5, 2009 with respect to
     (1) the Amended and Restated Credit and Security Agreement dated as of November 7, 2007 by and among Boston Scientific Funding LLC, a Delaware limited liability company (“Borrower”), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Old Line Funding, LLC, a Delaware limited liability company (“Old Line”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent and Royal Bank of Canada, a Canadian chartered bank acting through a New York branch, in its capacity as Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent, as amended from time to time (the “Credit and Security Agreement”); and
     (2) each of the Amended Fee Letters described in the Credit and Security Agreement, as restated pursuant hereto (the “Fee Letters”).
Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.
RECITALS
     WHEREAS, the Borrower, the initial Servicer, Victory, Old Line, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Royal Bank of Canada, individually, as a Liquidity Bank and as Administrative Agent entered into the Credit and Security Agreement;
     WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement as hereinafter set forth; and
     WHEREAS, as a condition to agreeing to the requested amendment to the Credit and Security Agreement, the Agents have requested the restatement of the Fee Letters hereinafter set forth.
          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendments to Credit and Security Agreement.
(a) The following new definitions are hereby inserted in Exhibit I to the Credit and Security Agreement in the appropriate alphabetical order:
          “Applicable Stress Factor” means, as of any Cut-Off Date, (a) if BSX’s long term unsecured credit ratings from at least two of the three credit rating agencies are better than or equal to, in the case of S&P, BBB-, in the case of Moody’s, Baa3, or in the case of Fitch, BBB-, 2.25 or (b) otherwise, 2.50.
          “Fitch” means Fitch Ratings.
(b) The following definitions in Exhibit I to the Credit and Security Agreement are hereby restated in their entirety to read as follows:
          “Default Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the four months ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.
          “Default Ratio” means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the sum of, without duplication, (i) the amount of Receivables that are unpaid and as to which any payment remains unpaid for more than 150 days but less than 181 days from the original due date for such payment, plus (ii) the amount of Receivables which have been (or consistent with the applicable Credit and Collection Policy, should have been) written off as uncollectible during the month that includes such Cut-Off Date and as to which any payment remains unpaid for less than 181 days from the original due date for such payment, plus (iii) the amount of Receivables for Obligors which have suffered an Event of Bankruptcy during the month that includes such Cut-Off Date and as to which any payment remains unpaid for less than 151 days from the original due date for such payment, by (y) the aggregate sales generated by the Originators during the month occurring six months prior to the month ending on such Cut-Off Date.
          “Defaulted Receivable” means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which consistent with the applicable Credit and Collection Policy, should be written off as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment.
          “Dilution Reserve” means, for any month, the product (expressed as a percentage) of: (a) the sum of (i) Applicable Stress Factor as of the immediately preceding Cut-Off Date times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, plus (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, times (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.
          “Liquidity Termination Date” means, for any Group, August 4, 2010 (unless such date is extended from time to time in the sole discretion of the Liquidity Bank in such Group).
          “Loss Reserve” means, for any month, the product (expressed as a percentage) of (a) Applicable Stress Factor as of the immediately preceding Cut-Off Date, times (b) the highest three-month rolling average Default Ratio during the 12 months ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.
          “Obligor Concentration Limit” means, at any time, in relation to the aggregate outstanding principal balance of Receivables owed by any single obligor and its affiliates (if any), the applicable concentration limit for obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody’s (or in the absence thereof, the equivalent long term unsecured senior debt ratings), determined according to the following table:

		Allowable % of
S&P Rating	Moody’s Rating	Eligible Receivables
A-1+	P-1	10.0%
A-1	P-1	6.50%
A-2	P-2	4.25%
A-3	P-3	2.83%
Below A-3 or Not Rated by either S&P or Moody’s	Below P-3 or Not Rated by either S&P or Moody’s	2.12%
          ; provided, however, that (a) if any obligor has a split rating, the applicable rating will be the lower of the two, (b) if any obligor is not rated by either S&P or Moody’s, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (c) subject to rating agency approval and/or an increase in clause (a) of the definition of “Reserve Floor”, upon Borrower’s request from time to time, the Co-Agents may agree to a higher percentage of Eligible Receivables for a particular obligor and its affiliates (each such higher percentage, a “Special Concentration Limit”), it being understood that any Special Concentration Limit may be cancelled by either Co-Agent upon not less than five (5) Business Days’ written notice to Borrower (and, if such notice is given by only one of the Co-Agents, with a copy to the other Co-Agent). On the date of this Agreement, subject to its right to cancel same, each Co-Agent hereby agrees to a Special Concentration Limit of 4.5% for HCA, Inc.
          “Past Due Ratio” means, on any date of determination, a percentage equal to (A) the sum of (a) the aggregate Outstanding Balance of all Delinquent Receivables as of the last date of the Calculation Period then most recently ended, plus (b) the aggregate Outstanding Balance of all Receivables (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) as to which any payment, or part thereof, remains unpaid for less than 241 days from the original due date for such payment and (x) which has been written off as uncollectible or (y) which, consistent with the applicable Credit and Collection Policy, should be written off as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 241 days or more from the original due date for such payment, divided by (B) the average of the aggregate initial Outstanding Balances of all Receivables generated during the Collection Periods ended eight and nine Calculation Periods prior to the date of determination.
          “Reserve Floor” means, for any Calculation Period, the sum (expressed as a percentage) of (a) 13% plus (b) the product of the Adjusted Dilution Ratio and the Dilution

Horizon Ratio plus (c) the Interest Reserve plus (d) the Servicing Reserve, in each case, as of the immediately preceding Cut-Off Date.
          “Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 4, 2010 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.
(c) In the definition of “Eligible Receivables” contained in Exhibit I to the Credit and Security Agreement, clause (b) is hereby deleted in its entirety and the following new clause (b) is inserted in its place:
          “ (b) which is not owing from an Obligor as to which more than 35% of the aggregate outstanding principal balance of all Receivables owing from such Obligor is greater than 240 days past due,”
          2. Restatement of Amended Fee Letters.
          (a) The “Program Fee” (under and as defined in each of the Amended Fee Letters) is hereby increased by 87.5 basis points per annum as reflected in the restated Fee Letters entered into pursuant hereto.
          (b) The “Unused Fee” (under and as defined in each of the Amended Fee Letters is hereby increased by 50.0 basis points per annum as reflected in the restated Fee Letters entered into pursuant hereto.
          3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
     (a) The Agents shall have received counterparts hereof duly executed by each of the parties hereto,
          (b) Each Agent shall have received a restated Fee Letter (reflecting the amendments thereto described herein), dated as of the date hereof, duly executed by each of the parties thereto and its Renewal Fee specified therein,
     (c) Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the term thereof to August 4, 2010, and
     (d) Old Line shall have received counterparts of an amendment to the Old Line Liquidity Agreement extending the term thereof to August 4, 2010.
The signatures of Victory and Old Line on counterparts of this Amendment shall constitute confirmation that conditions (c) and (d), respectively, have been satisfied.
          4. Representations and Warranties. In order to induce the Conduits, the Liquidity Banks, the Agents and the Administrative Agent to execute, deliver and perform this Amendment, the Loan Parties hereby represent and warrant that after giving effect to this

Amendment, each of the representations and warranties set forth in Section 6.1 of the Credit and Security Agreement (other than Sections 6.1(b) and 6.1(g) thereof) and in Section 2.1 of the Receivables Sale Agreement (other than Sections 2.1(b) and 2.1(g) thereof) is true and correct in all material respects on and as of the date hereof (except for representations and warranties stated to refer to a specified earlier date, in which case such representations and warranties are true and correct as of such earlier date); provided that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards.
          5. Scope of Amendment. Except as expressly amended hereby, each of the Credit and Security Agreement and the Fee Letters remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement or Fee Letters, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
          6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
          7. Counterparts. This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission) and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING LLC
By:
Name:	Milan Kofol
Title:	Treasurer

BOSTON SCIENTIFIC CORPORATION, as Servicer
By:
Name:	Milan Kofol
Title:	Vice President, Treasurer

OLD LINE FUNDING, LLC
BY: ROYAL BANK OF CANADA, ITS ATTORNEY-IN-FACT

By:
Name:
Title:

ROYAL BANK OF CANADA, individually as a Liquidity Bank, as Old Line Agent and as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank
By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent
By:
Name:
Title: